                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                              ------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 14, 1997

                         BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   Maryland
                           (State of Incorporation)


       1-12926                                               04-3224258
(Commission File Number)                              (IRS Employer Id. Number)


            50 Rowes Wharf
         Boston, Massachusetts                                        02110
(Address of principal executive offices)                            (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 5. Other Events.

     In November 1997, Beacon Properties Corporation (the "Company") entered into a Sale and Purchase Agreement with Dai-Ichi Life Property Holdings, Inc and Dai-Ichi Life Capital Properties, Inc ("Dai-Ichi") to purchase Dai-Ichi's 50% interest in a 23-story office building located at 101 North Wacker Drive in Chicago, Illinois for approximately $29.5 million. The Company previously entered into a Sale and Purchase Agreement with Metropolitan Life Insurance Company ("Metlife") for their 50% interest in the property for approximately $29.5 million. In connection therewith, Dai-Ichi agreed to waive it's first refusal option to purchase Metlife's 50% interest in the Property. The Sale and Purchase Agreement with Dai-Ichi is subject to the exercise of a first refusal option to purchase Dai-Ichi's 50% interest by Metlife.

Item 7. Financial Statements and Exhibits

   (a) Financial Statements Under Rule 3-14 of Regulation S-X - NONE

   (b) Pro Forma Financial Statements

       Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997
          (Unaudited)

       Pro Forma Condensed Consolidated Statement of Operations for the Year
          Ended December 31, 1996 (Unaudited)

       Pro Forma Condensed Consolidated Statement of Operations for the Nine
          Months Ended September 30, 1997 (Unaudited)

   (c) Exhibits

                         BEACON PROPERTIES CORPORATION
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEACON PROPERTIES CORPORATION



                                       /s/ Robert J. Perriello
                                       -------------------------------------
                                       Robert J. Perriello
                                       Senior Vice President
                                       and Chief Financial Officer


Date:  November 14, 1997

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of September 30, 1997, is presented as if the Civic Opera Building, 200 West Adams, 101 North Wacker and Lakeside properties were acquired on September 30, 1997.

     The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and nine months ended September 30, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to October 20, 1997 and 101 North Wacker (as more fully described below), the closing of the MetLife Mortgage loan, the Company's common stock offerings from January 1996 to April 1997 (as more fully described below) and the Company's 8.96% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996. Furthermore, the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

     In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

Acquisitions included in pro forma:

                                                                     Rentable           Year Built/        Date of
Property Name                                                         Sq Ft              Renovated       Acquisition
-------------                                                         -----              ---------       -----------

1996 Acquisitions
-----------------------------------------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                                        3,302,000            1970-1989        02/15/96
-----------------------------------------------------------------------------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.            1,012,000            1984-1986        08/16/96
-----------------------------------------------------------------------------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA                   550,000            1981-1988        09/05/96
-----------------------------------------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA                                666,000            1974-1980        10/18/96
-----------------------------------------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA                             817,000            1970-1985        11/15/96
-----------------------------------------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                                        263,000            1985-1986        11/21/96
-----------------------------------------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                                 544,000            1971-1992        11/21/96
-----------------------------------------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA                           727,000            1985-1991        12/20/96
-----------------------------------------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA                           400,000                 1981        12/20/96
-----------------------------------------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                                          791,000            1980-1982        12/27/96
-----------------------------------------------------------------------------------------------------------------------------


Property Name                                                       Seller
-------------                                                       ------
1996 Acquisitions
---------------------------------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                                       Metropolitan Life Insurance Company
---------------------------------------------------------------------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.           New York Life Insurance Company
---------------------------------------------------------------------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA                Greensboro Associates, John Marshall
                                                                    Associates Limited Partnership Woodldland-
                                                                    Northridge I Limit Partnership
---------------------------------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA                             LaSalle Fund II
---------------------------------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA                          New England Executive Park Limited
                                                                    Partnership, et al
---------------------------------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                                     Riverview Building Combined Limited Partnership
---------------------------------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                              10960 Property Corporation
---------------------------------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA                        Teachers Insurance and Annuity Association (TIAA)
---------------------------------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA                        Teachers Insurance and Annuity Association (TIAA)
---------------------------------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                                       Metropolitan Life Insurance Company
---------------------------------------------------------------------------------------------------------------------


                                                                             Purchase Price (in thousands)
                                                                  ----------------------------------------------------------
Property Name                                                        Cash         Debt            O.P.Units         Total
-------------                                                        ----         ----            ---------         -----
1996 Acquisitions
----------------------------------------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                                       $322,200                        $13,800        $336,000
----------------------------------------------------------------------------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.           $150,000                                       $150,000
----------------------------------------------------------------------------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA                             $ 55,400           $21, 600        $77,000
----------------------------------------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA                              $99,050                                        $99,050
----------------------------------------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA                           $75,000                                        $75,000
----------------------------------------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                                      $45,000                                        $45,000
----------------------------------------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                              $133,000                                       $133,000
----------------------------------------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA                        $139,080                                       $139,080
----------------------------------------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA                         $43,920                                        $43,920
----------------------------------------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                                        $38,000                        $39,000         $77,000
----------------------------------------------------------------------------------------------------------------------------


                                                                      Rentable   Year Built/      Date of
Property Name                                                          Sq Ft      Renovated     Acquisition
-------------                                                          -----      ---------     -----------
1997 Acquisitions
-----------------------------------------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                                 531,000      1970          4/23/97
-----------------------------------------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                                     409,000    1988-1990       4/30/97
-----------------------------------------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL                          1,106,000    1985-1996       5/23/97
-----------------------------------------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                                           (1)          (1)          5/13/97
-----------------------------------------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                                        929,545      1966           6/4/97
-----------------------------------------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA                               175,000      1990           7/1/97
-----------------------------------------------------------------------------------------------------------------------------
Riverside, Newton, MA                                                   (2)          (2)          8/21/97
-----------------------------------------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                                      (3)          (3)          9/25/97
-----------------------------------------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                                          (4)          (4)          9/29/97
-----------------------------------------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                                      824,000      1994          10/1/97
-----------------------------------------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                                            677,000      1985          10/8/97
-----------------------------------------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                                  391,000    1972-1978       10/20/97
-----------------------------------------------------------------------------------------------------------------------------
101 North Wacker, Chicago, IL                                          575,000      1980          Pending
-----------------------------------------------------------------------------------------------------------------------------


Property Name                                                       Seller
-------------                                                       ------
1997 Acquisitions
----------------------------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                              10880 Property Corporation
----------------------------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                                  Joshua Realty Corporation
----------------------------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL                         Westbrook Corporate Center Associates,
                                                                    Westbrook Corporate Center IV Associates
                                                                    Limited Partnership Westbrook Corporate
                                                                    Center V Associates Limited Partnership
----------------------------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                                       Hewlett-Packard Company
----------------------------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                                     Hexalon Real Estate, Inc.
----------------------------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA                            O.M. Sunnyvale Associates, L.P.
----------------------------------------------------------------------------------------------------------------
Riverside, Newton, MA                                               Cabot, Cabot & Forbes of New England, Inc.
----------------------------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                                  CalProp, Inc.
----------------------------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                                      City of Burbank, Ishverbhai Patel, Patel
                                                                    Charitable Remainder Unitrust and Burbank
                                                                    Holdings, Inc.
----------------------------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                                   Windy Point LLC and Range Line LLC
----------------------------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                                         Adams Family LLC
----------------------------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                               Mutual Life Insurance Company of New York
----------------------------------------------------------------------------------------------------------------
101 North Wacker, Chicago, IL                                       Dai-Ichi and Metropolitan Life Insurance
                                                                    Company
----------------------------------------------------------------------------------------------------------------

                                                                                    Purchase Price (in thousands)
                                                                    ---------------------------------------------------------------
Property Name                                                               Cash            Debt         O.P.Units         Total
-------------                                                               ----            ----         ---------         -----
1997 Acquisitions
-----------------------------------------------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                                      $99,800                                        $99,800
-----------------------------------------------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                                          $25,000         $30,000                        $55,000
-----------------------------------------------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL                                 $42,700        $106,000         $33,400       $182,100
-----------------------------------------------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                                               $24,000                                        $24,000
-----------------------------------------------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                                            $280,000                                       $280,000
-----------------------------------------------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA                                    $33,800                                        $33,800
-----------------------------------------------------------------------------------------------------------------------------------
Riverside, Newton, MA                                                       $32,500                                        $32,500
-----------------------------------------------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                                          $10,600                                        $10,600
-----------------------------------------------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                                              $18,850                                        $18,850
-----------------------------------------------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                                           $21,136         $31,773         $6,701         $59,610
-----------------------------------------------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                                                 $72,175                                        $72,175
-----------------------------------------------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                                       $38,000                                        $38,000
-----------------------------------------------------------------------------------------------------------------------------------
101 North Wacker, Chicago, IL                                               $58,965                                        $58,965

(1) 175 Wyman Street consists of a vacant 335,000 square foot office/research and development complex and 26.7 acres of land suitable for development. The Company plans to redevelop the property into 400,000 square feet of class A office space.

(2) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(3) 150 California land consists of a parcel of land on which the Company plans to develop a 207,000 square foot class A office property.

(4) Media Center consists of a parcel of land on which the Company plans to develop a 585,000 square feet of class A office space.


Common and Preferred Stock Offerings included in pro forma:

                                                                     Price Per             Gross           Net
             Year      Month             Shares        Type            Share              Proceeds       Proceeds
             ----      -----             ------        ----            -----              --------       --------
                                                                                        (in thousands)
             1996      March            7,036,000     Common           $26.25             $184,695       $173,800
             1996     August            5,750,000     Common            25.75              148,063        139,400
             1996    November          13,723,000     Common            30.75              421,982        398,900
             1996    December           1,132,400     Common            33.465             37,896          37,800
             1997      April            7,000,000     Common            32.125             224,875        212,722
             1997      June             8,000,000   Preferred           25.00              200,000        193,350

                          BEACON PROPERTIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1997
                                  (Unaudited)

                                                             Pro Forma Adjustments
                                                           -------------------------
                                              Beacon
                                            Properties
                                            Corporation           Civic Opera
                                            Historical              Building
                                            ----------           -------------
                                                  (dollars in thousands)
                 ASSETS

Real estate, net                            $2,230,715                $59,610
Deferred financing and leasing costs, net       19,203
Cash and cash equivalents                       36,613                (20,136)
Mortgages and notes receivable                  85,196
Other assets                                    49,303                 (1,000)
Investments in and advance
   to joint ventures and corporations           50,416
                                            -----------           -----------

      Total assets                          $2,471,446               $38,474
                                            ===========           ===========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                        $586,925
Note payable, Credit Facility                  249,000               $31,773(A)
Other liabilities                               51,166
Investment in joint venture                     24,052
                                            -----------           -----------

      Total liabilities                        911,143                31,773

Minority interest in Operating Partnership     142,752                 6,701(B)
Stockholders' equity                         1,417,551
                                            -----------           -----------

      Total liabilities and stockholders'
         equity                             $2,471,446               $38,474
                                            ===========           ===========

                                                    Pro Forma Adjustments
                                           ----------------------------------------

                                                                                            101
                                                 200 West                                  North                Pro Forma
                                                  Adams              Lakeside              Wacker              Consolidated
                                                  -----              --------              ------              ------------

                 ASSETS

Real estate, net                                  $72,175              $38,000            $58,965                $2,459,465
Deferred financing and leasing costs, net                                                                            19,203
Cash and cash equivalents                          (6,675)                                                            9,802
Mortgages and notes receivable                                                                                       85,196
Other assets                                         (500)              (1,000)            (2,948)                   43,855
Investments in and advance
   to joint ventures and corporations                                                                                50,416
                                                 ---------           ----------         ----------              ------------

      Total assets                                $65,000              $37,000            $56,017                $2,667,937
                                                 =========           ==========         ==========              ============

   LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                                                                                             $618,698
Note payable, Credit Facility                     $65,000              $37,000            $56,017                   407,017
Other liabilities                                                                                                    51,166
Investment in joint venture                                                                                          24,052
                                                 ---------           ----------         ----------              ------------

      Total liabilities                            65,000               37,000            $56,017                 1,100,933

Minority interest in Operating Partnership                                                                          149,453
Stockholders' equity                                                                                              1,417,551
                                                 ---------           ----------         ----------              ------------

      Total liabilities and stockholders
         equity                                   $65,000              $37,000            $56,017                $2,667,937
                                                 =========           ==========         ==========              ============

 (A) The mortgage debt has an interest rate of 7.37% and requires monthly principal and interest payments based on a 25 year amortization schedule. The mortgage matures March 15, 2000 but maybe extended until March 15, 2003 based on compliance with certain covenant requirements.

 (B) The seller of Civic Opera Building was issued $6,701 of Operating Partnership Units consisting of 156,756 units valued at $42.745 each.

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

                                                            Beacon                                         October &
                                                          Properties                   New York Life       November
                                                          Corporation    Perimeter    and Fairfax Va.        1996
                                                          Historical     Center (A)   Portfolios (B)   Acquisitions (G)
                                                         ------------   -----------  ----------------  ----------------
                                                      (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                         $147,825        $6,420           19,098           38,886
       Management fees                                          3,005
       Recoveries from tenants                                 16,719           304            3,788            3,674
       Mortgage interest income                                 4,970
       Other income                                            11,272           208              845            3,012
                                                         -------------  ------------   -------------     -------------

              Total revenue                                   183,791         6,932           23,731           45,572
                                                         -------------  ------------   -------------     -------------

Expenses:
       Property expenses                                       37,211         1,562            4,875           11,716
       Real estate taxes                                       18,124           591            1,708            3,991
       General and administrative                              19,331           378              812            1,700
       Mortgage interest expense                               30,300         1,895 (C)        2,954 (F)
       Interest - amortization of financing costs               2,084            15 (D)
       Depreciation and amortization                           33,184         1,196 (E)        4,374 (E)        9,105 (E)
                                                         -------------  ------------   -------------     -------------

              Total expenses                                  140,234         5,637           14,723           26,512
                                                         -------------  ------------   -------------     -------------

Income from operations                                         43,557         1,295            9,008           19,060

Equity in net income of joint ventures and corporation          4,989
                                                         -------------  ------------   -------------     -------------

Income from continuing operations                              48,546         1,295            9,008           19,060
Discontinued operations:
Loss from operations - Construction Company                    (2,609)
Loss on sale - Construction Company                              (249)
Gain on sale - Westlakes Office Park
                                                         -------------  ------------   -------------     -------------

Income  before minority interest                               45,688         1,295            9,008           19,060

Minority interest in Operating Partnership                     (5,988)
                                                         -------------  ------------   -------------     -------------

Income before extraordinary items                             $39,700        $1,295           $9,008          $19,060

Series A Preferred dividends
                                                         -------------  ------------   -------------     -------------

Net income available for common shares
       before extraordinary items                             $39,700        $1,295           $9,008          $19,060
                                                         =============  ============   =============     =============


Common shares outstanding
Net income per common share

(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is 88.12%

                                                                                       Properties
                                                                 December               Acquired          Westlakes
                                                                   1996                   as of          Office Park
                                                              Acquisitions (H)   September 30, 1997 (I)    Sale (K)
                                                              ----------------   ----------------------  -----------
                                                      (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                              26,858                  69,302          ($8,422)
       Management fees
       Recoveries from tenants                                     6,099                   8,203           (1,020)
       Mortgage interest income
       Other income                                                  470                   2,783           (1,293)
                                                              -----------           -------------      -----------

              Total revenue                                       33,427                  80,288          (10,735)
                                                              -----------           -------------      -----------

Expenses:
       Property expenses                                           4,509                  14,299           (2,588)
       Real estate taxes                                           5,036                   8,700             (626)
       General and administrative                                  1,250                   2,011             (471)
       Mortgage interest expense                                                          10,380 (J)
       Interest - amortization of financing costs
       Depreciation and amortization                               6,555 (E)           19,927 (E)       (2,458)
                                                              -----------        -------------      -----------

              Total expenses                                      17,350               55,317           (6,143)
                                                              -----------        -------------      -----------

Income from operations                                            16,077               24,971           (4,592)

Equity in net income of joint ventures and corporation
                                                              -----------        -------------      -----------

Income from continuing operations                                 16,077               24,971           (4,592)
Discontinued operations:
Loss from operations - Construction Company
Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                                                    16,505
                                                              -----------        -------------      -----------

Income  before minority interest                                  16,077               24,971           11,913

Minority interest in Operating Partnership
                                                              -----------        -------------      -----------

Income before extraordinary items                                $16,077              $24,971          $11,913

Series A Preferred dividends
                                                              -----------        -------------      -----------

Net income available for common shares
       before extraordinary items                                $16,077              $24,971          $11,913
                                                              ===========        =============      ===========


Common shares outstanding
Net income per common share

(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is  88.07%

                                                               Properties
                                                                Acquired
                                                                And to be
                                                                Acquired
                                                                  After          Pro Forma        Pro Forma
                                                        September 30, 1997 (L)  Adjustments      Consolidated
                                                        ----------------------  -----------      ------------
Revenue:
       Rental income                                             $32,342                           $332,309
       Management fees                                                                                3,005
       Recoveries from tenants                                     9,118                             46,885
       Mortgage interest income                                                   3,406 (M)           8,376
       Other income                                                  729                             18,026
                                                             ------------    -----------        ------------

              Total revenue                                       42,189          3,406             408,601
                                                             ------------    -----------        ------------

Expenses:
       Property expenses                                          12,792                             84,375
       Real estate taxes                                          10,330                             47,854
       General and administrative                                  2,087                             27,099
       Mortgage interest expense                                                 26,261 (N)          71,789
       Interest - amortization of financing costs                                                     2,099
       Depreciation and amortization                               6,863 (E)                         78,745
                                                             ------------    -----------        ------------

              Total expenses                                      32,072         26,261             311,962
                                                             ------------    -----------        ------------

Income from operations                                            10,118        (22,854)             96,640

Equity in net income of joint ventures and corporation                             (450) (O)          4,539 (1)
                                                             ------------    -----------        ------------

Income from continuing operations                                 10,118        (23,305)            101,178
Discontinued operations:
Loss from operations - Construction Company                                                          (2,609)
Loss on sale - Construction Company                                                                    (249)
Gain on sale - Westlakes Office Park                                                                 16,505
                                                             ------------    -----------        ------------

Income before minority interest                                   10,118        (23,305)            114,825

Minority interest in Operating Partnership                                       (5,515) (P)        (11,503)
                                                             ------------    -----------        ------------

Income before extraordinary items                                $10,118       ($28,820)           $103,322 (2)

Series A Preferred dividends                                                    (17,960) (Q)        (17,960)
                                                             ------------    -----------        ------------

Net income available for common shares
       before extraordinary items                                $10,118       ($46,780)            $85,362
                                                             ============    ===========        ============


Common shares outstanding                                                                        55,656,517
Net income per common share                                                                           $1.53


(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is 88.12%

See accompanying notes to pro forma condensed consolidated statement of operations.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

       Rental income- historical                                  $6,128
       Pro forma straight-line rent adjustment                       292
                                                                 --------

       Pro forma rental income                                    $6,420
                                                                 ========

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.


                                                            Fairfax        New York
                                                            County           Life
                                                           Portfolio       Portfolio          Total
                                                        ----------------------------------------------
Revenue:
       Rental income-historical                               $7,284          $11,048         $18,332
       Pro forma straight-line rent adjustment                   377              389             766
                                                        ----------------------------------------------
       Pro forma rental income                                 7,661           11,437          19,098
       Management fees
       Recoveries from tenants                                   542            3,247           3,788
       Mortgage interest income
       Other income                                               72              773             845
                                                        ----------------------------------------------

         Total revenue                                         8,274           15,457          23,731
                                                        ----------------------------------------------

Expenses:
       Property expenses                                       1,581            3,294           4,875
       Real estate taxes                                         364            1,345           1,708
       General and administrative                                 80              732             812
       Mortgage interest expense (F)                           2,954                            2,954
       Interest - amortization of financing costs
       Depreciation and amortization (E)                       1,568            2,806           4,374
                                                        ----------------------------------------------

        Total expenses                                         6,546            8,177          14,723
                                                        ----------------------------------------------

Income from operations                                        $1,728           $7,280          $9,008
                                                        ==============================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(E) Detail of depreciation expense by property is presented as follows:

                                                Basis        Life         Depreciation
                                                -----        ----         ------------
   Perimeter Center                            $287,130     30 yrs                $1,196
                                                                        =================


   Fairfax County Portfolio                      69,300     30 yrs                $1,568
   The New York Life Portfolio                  135,000     30 yrs                 2,806
                                                                        -----------------

                                                                                  $4,374
                                                                        =================

   October & November 1996 Acquisitions:
   ------------------------------------
   Rosslyn, Virginia Portfolio                   89,145     30 yrs                $2,352
   New England Executive Park                    67,500     30 yrs                 1,969
   245 First Street                              40,500     30 yrs                 1,209
   10960 Wilshire Boulevard                     119,700     30 yrs                 3,574
                                                                        -----------------

                                                                                  $9,105
                                                                        =================

   December 1996 Acquisitions:
   --------------------------
   Lake Marriott Business Park                   31,110     30 yrs                $1,008
   Shoreline Technology Park                    100,650     30 yrs                 3,263
   Presidents Plaza                              69,250     30 yrs                 2,284
                                                                        -----------------

                                                                                  $6,555
                                                                        =================

   1997 acquisitions as of September 30, 1997
   ------------------------------------------
   10880 Wilshire Boulevard                     102,000     30 yrs                $3,400
   Centerpointe                                  49,500     30 yrs                 1,650
   Westbrook Corporate Center                   163,890     30 yrs                 5,463
   225 Franklin Street                          252,000     30 yrs                 8,400
   Sunnyvale Business Center                     30,420     30 yrs                $1,014
                                                                        -----------------

                                                                                 $19,927
                                                                        =================


   Properties acquired or to be acquired
   -------------------------------------
   after September 30, 1997:
   ------------------------
   Civic Opera Building                          53,649     30 yrs                 1,788
   200 West Adams                                64,958     30 yrs                 2,165
   Lakeside                                      34,200     30 yrs                 1,140
   101 North Wacker                              53,069     30 yrs                 1,769
                                                                        -----------------

                                                                                  $6,863
                                                                        =================



(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                             Principal               Rate              Expense
                             ---------               ----              -------
     John Marshall              $21,068               8.38%             $1,197

     EJ Randolph (1)             18,016               7.78%                951

     Northridge                  16,306               7.28%                806
                            ------------                              --------

                                $55,390                                 $2,954
                            ============                            ===========

(1) Paid off by Credit Facility proceeds at closing.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.

                                                     Rosslyn          New England                        10960
                                                     Virginia          Executive                        Wilshire
                                                     Portfolio            Park     245 First St.          Blvd.          Total
                                                  -------------------------------------------------------------------------------
Revenue:
       Rental income- historical                        $11,640          $11,766          $4,552          $9,650         $37,607
       Pro forma straight-line rent adjustment              361              283             510             124           1,278
                                                  -------------------------------------------------------------------------------
       Pro forma rental income                           12,001           12,049           5,062           9,774          38,885
       Management fees
       Recoveries from tenants                              528            1,113           1,776             257           3,674
       Mortgage interest income
       Other income                                      $1,066                              533           1,413           3,012
                                                  -------------------------------------------------------------------------------

         Total revenue                                   13,595           13,162           7,371          11,444          45,571
                                                  -------------------------------------------------------------------------------

Expenses:
       Property expenses                                  2,611            4,958           1,020           3,126          11,716
       Real estate taxes                                    747            1,421             913             910           3,991
       General and administrative                           575              471              81             572           1,700
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                  2,352            1,969           1,209           3,574           9,105
                                                  -------------------------------------------------------------------------------

        Total expenses                                    6,286            8,819           3,223           8,183          26,512
                                                  -------------------------------------------------------------------------------

Income from operations                                    7,308            4,342           4,148           3,261          19,059
                                                  ===============================================================================


(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.


                                                         Shoreline     Lake Marriott
                                                        Technology        Business       Presidents
                                                           Park             Park            Plaza           Total
                                                    ---------------------------------------------------------------
Revenue:
       Rental income-historical                           $12,942           $3,824          $9,244          26,009
       Pro forma straight-line rent adjustment                                 237             611             848
                                                    ---------------------------------------------------------------
       Pro forma rental income                             12,942            4,061           9,855          26,857

       Management fees
       Recoveries from tenants                              1,068              996           4,035           6,099
       Mortgage interest income
          Other income                                                                         470             470
                                                    ---------------------------------------------------------------

         Total revenue                                     14,010            5,057          14,359          33,426
                                                    ---------------------------------------------------------------

Expenses:
       Property expenses                                      105              718           3,685           4,509
       Real estate taxes                                    1,068              395           3,572           5,036
       General and administrative                              71                8           1,171           1,250
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                    3,263            1,008           2,284           6,555
                                                    ---------------------------------------------------------------

        Total expenses                                      4,508            2,130          10,712          17,350
                                                    ---------------------------------------------------------------

Income from operations                                      9,503            2,927           3,647          16,077
                                                    ===============================================================

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)


(I)   Results of operations of 10880 Wilshire Boulevard,
      Centerpointe, Westbrook Corporate Center, 225 Franklin
      Street and Sunnyvale Business Center for the year 1996.

                                                      10880                       Westbrook       225        Sunnyvale
                                                     Wilshire                     Corporate     Franklin     Business
                                                     Boulevard    Centerpointe     Center       Street        Center       Total
                                                  -------------------------------------------------------------------------------
Revenue:
       Rental income-historical                          $8,687          $7,293    $21,029      $24,172         $3,209   $64,390
       Pro forma straight-line rent adjustment              399             300      2,778        1,435                    4,912
                                                  -------------------------------------------------------------------------------
       Pro forma rental income                            9,086           7,593     23,807       25,607          3,209    69,302

       Management fees
       Recoveries from tenants                               80             578      1,806        5,527            212     8,203
       Mortgage interest income
       Other income                                       1,306              99        136        1,230             12     2,783
                                                  -------------------------------------------------------------------------------

         Total revenue                                   10,472           8,270     25,749       32,364          3,433    80,288
                                                  -------------------------------------------------------------------------------
Expenses:
       Property expenses                                  3,066           1,740      4,400        5,093                   14,299
       Real estate taxes                                  1,043             497      3,113        3,846            201     8,700
       General and administrative                           720             180        208          844             59     2,011
       Mortgage interest expense (J)                                      1,914      8,466                                10,380
       Interest - amortization of financing costs
       Depreciation and amortization (E)                  3,400           1,650      5,463        8,400          1,014    19,927
                                                  -------------------------------------------------------------------------------

        Total expenses                                    8,229           5,981     21,650       18,183          1,274    55,317
                                                  -------------------------------------------------------------------------------

Income from operations                                   $2,243          $2,289     $4,099      $14,181         $2,159   $24,971
                                                  ===============================================================================

(J) Interest expense in mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest at 8%.

(K) Historical results of operations of Westlakes Office Park

(L) Results of operations of Civic Opera Building,
    200 West Adams, Lakeside and 101 North Wacker for the year 1996.

                                                                Civic             200                            101
                                                                Opera            West                           North
                                                               Building          Adams         Lakeside         Wacker        Total
                                                 -----------------------------------------------------------------------------------
Revenue:
       Rental income-historical                                  $10,358         $10,467          $4,408        $6,426       $31,659
       Pro forma straight-line rent adjustment                        69             (68)            105           577           683
                                                 -----------------------------------------------------------------------------------
       Pro forma rental income                                    10,427          10,399           4,513         7,003        32,342

       Management fees
       Recoveries from tenants                                     1,545           2,647             241         4,685        9,118
       Mortgage interest income
          Other income                                               551              67              36            75          729
                                                 -----------------------------------------------------------------------------------

         Total revenue                                            12,523          13,113           4,790        11,763       42,189
                                                 -----------------------------------------------------------------------------------

Expenses:
       Property expenses                                           6,070           2,393           1,795         2,534       12,792
       Real estate taxes                                           1,990           3,539             358         4,443       10,330
       General and administrative                                    937             339             462           349        2,087
       Mortgage interest expense (J)
       Interest - amortization of financing costs
       Depreciation and amortization (E)                           1,788           2,165           1,140         1,769        6,863
                                                 -----------------------------------------------------------------------------------

        Total expenses                                            10,785           8,436           3,755         9,095       32,072
                                                 -----------------------------------------------------------------------------------

Income from operations                                            $1,738          $4,677          $1,035        $2,668      $10,118
                                                 ===================================================================================

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)




(M) Interest income related to the acquisition of the Rowes Wharf mortgage               $  611
                                                                               ----------------
    Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000 x 9%)           2,340
    Interest income - note receivable from Beacon Design Corp. ($3,250 x 7%)                228
    Interest income - note receivable from Beacon Property Management Corp.
    ($3,250 x 7%)                                                                           228
                                                                               ----------------
    Total                                                                                 2,796
                                                                               ----------------
    Grand total                                                                          $3,406
                                                                               ================

(N) Credit facility interest expense:

     Credit Facility balance per pro forma balance sheet                               $407,017
     Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

     Development projects owned or underdevelopment as of September 30, 1997:
               Crosby Phase II                                                           (6,350)
               175 Wyman Street                                                         (24,840)

               150 California                                                           (10,640)
               Media Center                                                             (19,030)
                                                                               ----------------
     Adjusted pro forma Credit Facility balance                                         346,157

     Average Credit Facility rate through December 31, 1996                                7.78%
                                                                               ----------------

     Pro Forma Credit Facility interest expense full year                                26,931
     Less historical  1996  Credit Facility interest expense                              3,294
                                                                               ----------------

     Pro Forma Credit Facility adjustment                                                23,637
                                                                               ----------------

     Mortgage Interest:
     Pro forma mortgage interest on Centerpointe full year based on principal
     balance of $30,000 with interest at 7.32%                                            2,196
     Less: Historical 1996 interest expense                                               1,914
                                                                               ----------------
                                                                                            282
                                                                               ----------------

     Mortgage Interest:
     Pro forma mortgage interest on Civic Opera Building full year based on
     principal balance of $31,773 with interest at 7.37%                                  2,342
                                                                               ----------------

     Grand total                                                                        $26,261
                                                                               ================

(0)  Adjustment to equity in net income of corporations as a result of
     Riverside notes:
     Beacon Design Corp. note payable ($3,250 * 7%)                                       ($228)
     Beacon Property Management Corp. note payable ($3,250 * 7%)                           (228)
                                                                               ----------------
     Total interest expense adjustment                                                     (455)
     Company ownership % of entities                                                      98.99%
                                                                               ----------------
     Adjustment to equity in net income of corporations                                   ($450)
                                                                               ================


 (P) Reflects decrease for minority interest (11.88%) in Operating Partnership.

 (Q) Series A preferred dividends based on 8,000,000 shares with a $25.00 per share redemption price at 8.98%.


                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the nine months ended September 30, 1997
                                   (Unaudited)


                                                                                            Properties
                                                                                             Acquired
                                                           Properties                        and to be
                                             Beacon         Acquired                         Acquired
                                           Properties         as of         Westlakes          After
                                           Corporation    September 30,    Office Park     September 30,    Pro Forma    Pro Forma
                                           Historical        1997(A)         Sale (B)         1997(C)      Adjustments  Consolidated
                                           -----------    -------------      --------      -------------   -----------  ------------
                                                    (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                         $218,544        $30,761          (3,087)          25,055                    $271,273
       Management fees                          2,445                                                                       2,445
       Recoveries from tenants                 29,376          3,066            (408)           6,131                      38,164
       Mortgage interest income                 5,320                                                        1,833(E)       7,153
       Other income                            10,364            276            (405)             818                      11,053
                                           ----------- --------------     -----------     ------------   ----------   ------------

              Total revenue                   266,049         34,102          (3,900)          32,003        1,833        330,088
                                           ----------- --------------     -----------     ------------   ----------   ------------

Expenses:
       Property expenses                       51,169          5,943            (878)           8,369                      64,602
       Real estate taxes                       27,960          3,821            (237)           8,139                      39,683
       General and administrative              27,959            548            (283)           1,532                      29,756
       Mortgage interest expense               36,313          4,065                                        12,322(F)      52,700
       Interest - amortization of financing
        costs                                   1,131                                                                       1,131
       Depreciation and amortization           50,767          7,858(D)       (2,071)           5,147  (D)                 61,701
                                           ----------- --------------     -----------     ------------   ----------   ------------

              Total expenses                  195,299         22,236          (3,469)          23,186       12,322        249,573
                                           ----------- --------------     -----------     ------------   ----------   ------------

Income from operations                         70,750         11,867            (431)           8,817      (10,488)        80,515

Equity in net income of joint ventures and
  corporations                                  4,976                                                         (338)(G)      4,638(1)
                                           ----------- --------------     -----------     ------------   ----------   ------------

Income from continuing operations              75,726         11,867            (431)           8,817      (10,826)        85,153
Discontinued operations :
Loss from operations - Construction Company    (2,263)                                                                     (2,263)
                                           ----------- --------------     -----------     ------------   ----------   ------------

Income before minority interest                73,463         11,867            (431)           8,817      (10,876)        82,890

Minority interest in Operating Partnership     (9,743)                                                       1,499(H)      (8,244)
                                           ----------- --------------     -----------     ------------   ----------   ------------

Income before extraordinary items              63,700         11,867            (431)           8,817       (9,327)        74,646(2)

Series A Preferred dividends                   (5,388)                                                      (8,082)(I)    (13,470)
                                           ----------- --------------     -----------     ------------   ----------   ------------

Net income available for common shares
       before extraordinary items             $58,332        $11,867           ($431)          $8,817     ($17,409)       $61,176
                                           =========== ==============     ===========     ============   ==========   ============


Common shares outstanding                                                                                              55,656,517
Net income per common share                                                                                                 $1.10


(1)    Includes Depreciation and amortization of $3,086


(2)    Company share of Operating Partnership is 88.12%

See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                  (Unaudited)

(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center and 225 Franklin Street and Sunnyvale Business Center for the period prior to the date of acquisition.

                                                      10880                       Westbrook         225       Sunnyvale
                                                     Wilshire                     Corporate       Franklin     Business
                                                    Boulevard    Centerpointe       Center         Street       Center        Total
                                                  ----------------------------------------------------------------------------------
Revenue:
       Rental income - historical                      $4,078           $2,411      $9,961         $11,512      $1,610       $29,572
       Pro forma straight - line rent adjustment          660               99         464             (34)                    1,189
                                                  ----------------------------------------------------------------------------------
       Pro forma rental income                          4,738            2,510      10,425          11,478       1,610        30,761
       Management fees
       Recoveries from tenants                             37              191         475           2,260         102         3,066
       Mortgage interest income
          Other income                                     81               33           2             154           7           276
                                                  ----------------------------------------------------------------------------------

         Total revenue                                  4,856            2,734      10,901          13,893       1,719        34,102
                                                  ----------------------------------------------------------------------------------

Expenses:
       Property expenses                                1,274              575       1,941           2,153                     5,943
       Real estate taxes                                  360              164       1,617           1,578         102         3,821
       General and administrative                          31               60          27             344          87           548
       Mortgage interest expense                                           726       3,339                                     4,065
       Interest - amortization of financing costs
       Depreciation and amortization (D)                1,058              545       2,155           3,593         507         7,858
                                                  ----------------------------------------------------------------------------------

        Total expenses                                  2,723            2,070       9,079           7,667         696        22,236
                                                  ----------------------------------------------------------------------------------

Income from operations                                 $2,133             $663      $1,822          $6,225      $1,023       $11,867
                                                  ==================================================================================

(B) The results of operations for Westlakes Office Park for the period January 1, 1997 to May 7, 1997.

(C) Results of operations of Sunnyvale Business Center, Civic Opera Building, 200 West Adams, Lakeside and 101 North Wacker for the nine months ended September 30, 1997.

                                                         Civic             200                           101
                                                         Opera             West                         North
                                                        Building          Adams        Lakeside         Wacker         Total
                                                 -----------------------------------------------------------------------------------
Revenue:
       Rental income-historical                           $7,406          $8,315          $3,522        $5,333         $24,575
       Pro forma straight-line rent adjustment                89             (51)             29           415             481
                                                 -----------------------------------------------------------------------------------
       Pro forma rental income                             7,494           8,264           3,551         5,747          25,055

       Management fees
       Recoveries from tenants                               857           1,746             218         3,311           6,131
       Mortgage interest income
          Other income                                       219              57              32           510             818
                                                 -----------------------------------------------------------------------------------

         Total revenue                                     8,570          10,067           3,800         9,568          32,003
                                                 -----------------------------------------------------------------------------------

Expenses:
       Property expenses                                   3,309           1,733           1,440         1,887           8,369
       Real estate taxes                                   1,575           2,957             278         3,330           8,139
       General and administrative                            671             222             378           261           1,532
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (D)                   1,341           1,624             855         1,327           5,147
                                                 -----------------------------------------------------------------------------------

        Total expenses                                     6,896           6,535           2,951         6,805          23,186
                                                 -----------------------------------------------------------------------------------

Income from operations                                    $1,674          $3,532            $849         2,763          $8,817
                                                 ===================================================================================

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                  (Unaudited)


(D) Detail of depreciation expense by property is presented as follows:

                                                   Basis        Life            Depreciation
                                                   -----        ----            ------------
       1997 acquisitions as of September 30, 1997
       ------------------------------------------
       10880 Wilshire Boulevard                   $102,000     30 yrs                $1,058
       Centerpointe                                 49,500     30 yrs                   545
       Westbrook Corporate Center                  163,890     30 yrs                 2,155
       225 Franklin Street                         252,000     30 yrs                 3,593
       Sunnyvale Business Center                    30,420     30 yrs                   507
                                                                           -----------------

                                                                                     $7,858
                                                                           =================

       Properties acquired or to be acquired
       -------------------------------------
       after September 30, 1997:
       ------------------------
       Civic Opera Building                        $53,649     30 yrs                $1,341
       200 West Adams                               64,958     30 yrs                 1,624
       Lakeside                                     34,200     30 yrs                   855
       101 North Wacker                             53,069     30 yrs                 1,327
                                                                           -----------------

                                                                                     $5,147
                                                                           =================

(E) Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000*9%)            $1,755
    Interest income - note receivable from Beacon Design Corp. ($3,250*7%)                  171
    Interest income - note receivable from Beacon Property Management Corp. ($3,250*7%)     171
                                                                                        -------
    Total                                                                                $2,096
    Less historical interest                                                               (263)
                                                                                        -------
                                                                                         $1,833
                                                                                        =======

(F) Credit facility interest expense:

       Credit Facility balance per pro forma balance sheet                             $407,017
       Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

       Development projects owned or underdevelopment as of September 30, 1997:
                       Crosby Phase II                                                   (6,350)
                       175 Wyman Street                                                 (24,840)

                       150 California                                                   (10,640)
                       Media Center                                                     (19,030)
                                                                                ----------------
       Adjusted pro forma Credit Facility balance                                       346,157

       Average Credit Facility rate through September 30, 1997                             7.21%
                                                                                ----------------

       Pro Forma Credit Facility interest expense full year                              24,958
                                                                                             75%
                                                                                ----------------
       Pro Forma Credit Facility interest expense 3/4 year                               18,718
       Less historical  1997 Credit Facility interest expense                            (8,153)
                                                                                ----------------

       Pro Forma Credit Facility adjustment                                              10,565
                                                                                ----------------

       Mortgage Interest:
       Pro forma mortgage interest on Civic Opera Building 3/4 year based on
       principal balance of $31,773 with interest at 7.37%                                1,756
                                                                                ----------------

           Grand total                                                                  $12,322
                                                                                ================

(G) Adjustment to equity in net income of corporations as a result of Riverside notes:
    Beacon Design Corp. note payable ($3,250*7%)                                           ($171)
    Beacon Property Management Corp. note payable ($3,250*7%)                               (171)
                                                                                         ---------
    Total interest expense adjustment                                                       (341)
    Company ownership  % of entities                                                       98.99%
                                                                                         ---------
    Adjustment to equity in net income of corporations                                     ($338)
                                                                                         =========

(H) Reflects decrease for minority interest in Operating Partnership before preferred shares.

(I) Series A preferred dividends based on 8,000,000 shares with a $25.00 redemption price at 8.98%.